Net Interest Expense	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Net interest expense	Net Interest Expense
The components of net interest expense are as follows:

Year ended Dec. 31	2021	2020	2019
Interest on debt	163	158	161
Interest on exchangeable debentures (Note 25)	29	29	20
Interest on exchangeable preferred shares (Note 25)	28	5	—
Interest income	(11)	(10)	(13)
Capitalized interest (Note 18)	(14)	(8)	(6)
Interest on lease liabilities	7	8	4
Credit facility fees, bank charges and other interest	18	18	15
Tax shield on tax equity financing (Note 24)(1)	(9)	1	(35)
Interest on line loss rule proceeding (Note 36(H)(I))	—	5	—
Other(2)	2	2	10
Accretion of provisions (Note 23)	32	30	23
Net interest expense	245	238	179
(1) Credit in 2021 primarily relates to the tax benefit associated with investment tax credits claimed in 2021 on the North Carolina Solar projects that was assigned to the tax equity investor. Credit in 2019 primarily relates to the tax benefit associated with bonus tax depreciation claimed in 2019 on the Big Level and Antrim projects that was assigned to the tax equity investor. The tax equity investments are treated as debt under IFRS and the monetization of the tax attributes is considered a non-cash reduction of the debt balance and is reflected as a reduction in interest expense.
(2) In 2021, other interest expense included approximately nil (2020 — nil , 2019 — $5 million) for the significant financing component required under IFRS 15.